UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005 (March 14,
2005)

                                RG AMERICA, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

                                     0-80429
                            (Commission File Number)

                                   75-2823489
                        (IRS Employer Identification No.)

              2100 VALLEY VIEW LANE, SUITE 100 - DALLAS, TX (75234)
               (Address of principal executive offices)(Zip Code)

                                 (972) 919-4774
               Registrant's telephone number, including area code
         --------------------------------------------------------------

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                    FORM 8-K
                 RG AMERICA, INC. F/K/A INVVISION CAPITAL, INC.

Section 1 - Registrant's Business and Operations
Section 2 - Financial Information
Section 3 - Securities and Trading Markets
Section 4 - Matters Related to Accountants and Financial Statements
Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(a) Not applicable


(b) On March 14, 2005, Richard Nelson resigned his position as an officer of the Company. There were no disagreements with the Company on any matter related to the Company's operations, policies or practices. A copy of the resignation letter from Mr. Nelson is attached as Exhibit 99.1.


(c) Not applicable.


(d) Not applicable.

Section 6 - [Reserved]
Section 7 - Regulation FD
Section 8 - Other Events
Section 9 - Financial Statements and Exhibits

99.1 Letter of Resignation from Officer Richard Nelson

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RG AMERICA, INC.
                                  (REGISTRANT)
Date: March 15, 2005

/s/ Bruce A. Hall
--------------------------------------
Bruce A. Hall, Chief Financial Officer


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